EXHIBIT 4.A

              ARTICLES OF INCORPORATION OF THE REGISTRANT

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              ARTICLES OF INCORPORATION OF THE REGISTRANT

Incorporated By Reference to the Registrant's Registration Statement on Form S-4, Commission File No. 33-16652 filed on February 23, 1988.